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                                                                   EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, David L. Gamsey, Chief Financial Officer of Innotrac Corporation (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350 as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: August 14, 2003

                                        /s/ David L. Gamsey
                                        ---------------------------------------
                                        David L. Gamsey
                                        Senior Vice President, Chief Financial
                                        Officer and Secretary